UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 26, 2005

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 South Main Avenue, Sioux Falls, SD		57104
(Address of principal executive office)		(ZIP Code)

(605) 333-7556
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      Entry into a Material Definitive Agreement.

At its meeting on July 26, 2005 (the “Meeting”), the Personnel, Compensation and Benefits Committee (the “PCB Committee”) of the Board of Directors (the “Board”) of HF Financial Corporation (the “Company”) approved the various items discussed below.

Short-Term Incentive Plan

At the beginning of each fiscal year, the PCB Committee establishes for each member of the Company’s senior management selected to participate in the Home Federal Bank Short-Term Incentive Plan (the “Short Term Plan”), a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, certain bonus award levels stated as a percentage of the mid-point of the salary structure range applicable to such participant.  The PCB Committee also establishes certain financial goal levels for the Company.  The actual bonus award to be paid, if any, to each participant is calculated based entirely on the achievement by the Company of its financial goals.  For any bonus award to be paid to participants, the Company must achieve a threshold level of performance.  Actual bonus awards are paid by the Company following acceptance by the Audit Committee of the Board of the Company’s audited financial statements for such fiscal year.  All bonus awards paid under the Short Term Plan are paid in cash.

At the Meeting, the PCB Committee established for the Company’s Chief Executive Officer, the Executive Vice President and each Senior Vice President selected to participate in the Short Term Plan bonus award levels for the fiscal year ending June 30, 2006 (“Fiscal 2006”).  The PCB Committee also established financial goal levels for the Company.  The financial goal levels are based on the Company’s diluted earnings per share growth stated as a percentage.  Diluted earnings per share growth will be calculated using the diluted earnings per share set forth in the Company’s audited financial statements for Fiscal 2006, as adjusted for certain specific events approved by the PCB Committee, and as my be further adjusted by the PCB Committee, in its sole discretion, if any single event results in a 10% change in the diluted earnings per share calculation.

For Fiscal 2006, depending entirely upon the level of achievement by the Company of its financial goals, the Company’s Chief Executive Officer and Executive Vice President may earn a bonus award ranging from 10% to in excess of 100% of the mid-point of the salary structure range applicable to each such participant.  Each Senior Vice President selected to participate in the Short Term Plan may earn a bonus award ranging from 6.25% to in excess of 60% of the mid-point of the salary structure range applicable to each such participant.  There is no cap on the bonus awards that may be earned under the Short Term Plan.

In September 2005, the Company will pay actual bonus awards, if any, under the Short Term Plan for the fiscal year ended June 30, 2005 (“Fiscal 2005”).  For Fiscal 2005, the financial goal levels for the Company are also based on diluted earnings per share growth stated as a percentage.

Depending entirely upon the level of achievement by the Company of its financial goals in Fiscal 2005, the Company’s Chief Executive Officer and Executive Vice President may earn a bonus ranging from 12.5% to in excess of 100% of the mid-point of the salary structure range applicable to each such participant.  Each Senior Vice President selected to participate in the Short Term Plan may earn a bonus ranging from 7.5% to in excess of 60% of the mid-point of the salary structure range applicable to each such participant.

Long-Term Incentive Plan

At the beginning of each fiscal year, the PCB Committee establishes for each member of the Company’s senior management selected to participate in the Home Federal Bank Third Amended and Restated Long-Term Incentive Plan (the “Long Term Plan”), a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K, certain bonus award levels stated as a percentage of the mid-point of the salary structure range applicable to each such participant.  The PCB Committee also establishes certain financial goal levels for the Company.  The actual bonus award to be paid, if any, to each participant is calculated based entirely on the achievement by the Company of its financial goals.  For any bonus to be paid to participants, the Company must achieve a threshold level of performance.  Actual bonus awards are paid by the Company following acceptance by the Audit Committee of the Board of the Company’s audited financial statements for such fiscal year.

At the Meeting, the PCB Committee established for the Company’s Chief Executive Officer, the Executive Vice President, each Senior Vice President and certain Vice Presidents and other Company officers selected to participate in the Long Term Plan bonus award levels and caps for Fiscal 2006.  The PCB Committee also established financial goal levels for the Company.  For each participant, the financial goal levels are based on the Company’s return on equity targets approved by the Board; provided, however, that in the event that there is a material variance in the plan (which includes any change in excess of 10%), such variance will be reviewed by the PCB Committee for impact on the Long Term Plan.

For Fiscal 2006, depending entirely upon the level of achievement by the Company of its financial goals, the Company’s Chief Executive Officer and Executive Vice President may earn a bonus award ranging from 10% to 60% of the mid-point of the salary structure range applicable to each such participant.  Each Senior Vice President selected to participate in the Long Term Plan may earn a bonus award ranging from 6.25% to 40% of the mid-point of the salary structure range applicable to each such participant and each Vice President selected to participate in the Long Term Plan may earn a bonus ranging from 3.5% to 20% of the mid-point of the salary structure range applicable to each such participant.  For Fiscal 2006, any bonus award made to the Chief Executive Officer will be paid entirely in stock appreciation rights (“SARs”) settled in cash having a four-year vesting period in which 25% of the SARs vest each year, and any bonus award made to the Executive Vice President, any Senior Vice President or any Vice President will be paid 50% in SARs settled in the Company’s common stock and 50% in restricted stock, each having a four-year vesting period in which 25% of such SARs or shares of restricted stock, as applicable, vest each year.

In September 2005, the Company will pay actual bonus awards, if any, under the Long Term Plan for Fiscal 2005.  For Fiscal 2005, the Company’s financial goal levels, as applicable to each participant, are based on the SNL Median Midwest Thrift Return on Equity Average.

Depending entirely upon the level of achievement by the Company of its financial goals in Fiscal 2005, the Company’s Chief Executive Officer and Executive Vice President may earn a bonus ranging from 75% to in excess of 175% of the mid-point of the salary structure range applicable to each such participant.  Each Senior Vice President selected to participate in the Long Term Plan may earn a bonus ranging from 50% to in excess of 120% of the mid-point of the salary structure range applicable to each such participant and each Vice President selected to participate in the Long Term Plan may earn a bonus ranging from 25% to in excess of 60% of the mid-point of the salary structure range applicable to each such participant.  For Fiscal 2005, any bonus award made to the Company’s Chief Executive Officer, the Executive Vice President or any Senior Vice President will be paid 50% in stock options having a three-year vesting period in which 33 1/3% of the options vest each year, and 50% in restricted stock having a five-year vesting period in which 33 1/3% of the restricted stock vests after 3, 4 and 5 years, respectively.  Alternatively, at the election of the participant, the 50% of the bonus award to be paid in stock options may be converted on a 4 for 1 basis into restricted stock.  For Fiscal 2005, any bonus award made to a Vice President will be paid entirely in stock options stock options having a three-year vesting period in which 33 1/3% of the options vest each year, or, at the election of the participant, such stock options may be converted on a 4 for 1 basis into restricted stock having a five-year vesting period in which 33 1/3% of the restricted stock vests after 3, 4 and 5 years, respectively.

Item 9.01        Financial Statements and Exhibits.

(c)           Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

Item No.	Description

10.1	Home Federal Bank Short-Term Incentive Plan.

10.2	Home Federal Bank Third Amended and Restated Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HF Financial Corp.
(Registrant)

Date:	August 1, 2005	by	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President
And Chief Executive Officer
(Duly Authorized Officer)

Date:	August 1, 2005	by	/s/ Darrel L. Posegate
Darrel L. Posegate, Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Exhibit Index

Item No.	Description

10.1	Home Federal Bank Short-Term Incentive Plan.

10.2	Home Federal Bank Third Amended and Restated Long-Term Incentive Plan.